EXHIBIT 99.1

7961 Shaffer Parkway Suite 5 Littleton, CO 80127 Phone: 720-981-1185 Fax: 720-981-1186	Trading Symbol: VGZ Toronto and NYSE American Stock Exchanges

__________________ NEWS _________________

Vista Gold Corp. Appoints Pamela Solly as Vice President, Investor Relations

Denver, Colorado, April 1, 2019 – Vista Gold Corp. (TSX & NYSE American: VGZ) (“Vista” or the “Company”) today announced that it has appointed Pamela A. Solly as Vice President, Investor Relations of the Company effective immediately. She succeeds Connie Martinez who retired as Manager, Investor Relations on December 31, 2018 following 14 ½ years of service with the Company.   Ms. Solly is an accomplished mining investor relations executive with 30 years of experience.  Previously she held key investor relations positions with Cyprus Amax Minerals, Thompson Creek Metals and most recently with Lydian International.
Vista’s President and CEO, Mr. Frederick H. Earnest commented, “We are pleased to have Pamela Solly join our executive team.  We welcome her knowledge of domestic and international mining projects and familiarity with global fund managers, high net-worth investors and retail shareholders as we seek to realize shareholder value in line with the intrinsic value of the Mt Todd gold project.  Pamela brings experience that complements our commitment to maintaining strong stakeholder relations, from the local project level to our largest and most supportive shareholders.  We look forward to her leadership in strengthening existing relationships and in establishing new ones.  In welcoming Pamela to our team, we also thank Connie Martinez for her many years of dedicated service and wish her the very best in her retirement.”
About Vista Gold Corp.
The Company is a well-funded gold project developer. The Company’s principal asset is its flagship Mt Todd gold project in Northern Territory, Australia.  Mt Todd is the largest undeveloped gold project in Australia.
For further information, please contact the Company at (720) 981-1185.
Forward Looking Statements
This press release contains forward-looking statements within the meaning of the U.S. Securities Act of 1933, as amended, and U.S. Securities Exchange Act of 1934, as amended, and forward-looking information within the meaning of Canadian securities laws.  All statements, other than statements of historical facts, included in this press release that address activities, events or developments that we expect or anticipate will or may occur in the future, including such things as, the Company seeking to realize shareholder value in line with the intrinsic value of the Mt Todd gold project, are forward-looking statements and forward-looking information.  The material factors and assumptions used to develop the forward-looking statements and forward-looking information contained in this press release include the following: no change to laws or regulations impacting mine development or mining activities, our approved business plans, mineral resource and reserve estimates and results of preliminary economic assessments, preliminary feasibility studies and feasibility studies on our projects, if any, our experience with regulators, our experience and knowledge of the Australian mining industry and positive changes to current economic conditions and the price of gold. When used in this press release, the words “optimistic,” “potential,” “indicate,” “expect,” “intend,” “hopes,” “believe,” “may,” “will,” “if,” “anticipate,” and similar expressions are intended to identify forward-looking statements and forward-looking information.  These statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such statements.  Such factors include, among others, those factors discussed under the headings “Note Regarding Forward-Looking Statements” and “Risk Factors” in the Company’s latest Annual Report on Form 10-K as filed in February 2019 and other documents filed with the U.S. Securities and Exchange Commission and Canadian securities regulatory authorities.  Although we have attempted to identify important factors that could cause actual results to differ materially from those described in forward-looking statements and forward-looking information, there may be other factors that cause results not to be as anticipated, estimated or intended.  Except as required by law, we assume no obligation to publicly update any forward-looking statements or forward-looking information; whether as a result of new information, future events or otherwise.